                                                                    Exhibit 10.8

                                 WARRANTY DEED

     THIS INDENTURE, Made this 13th day of January, 2005, between Victor Tormaschy and Lucille Tormaschy, husband and wife, Grantors, and Rea Trail Energy, LLC, of P.0. Box 11, Richardton, North Dakota, 58652, Grantee;

     WITNESSETH: For and in consideration of the sum of One Dollar and other good and valuable consideration, Grantors do hereby grant to the Grantee, all of the following described real property:

     A tract of land located in the SE 1/4 of Section 4, Township 139 North, Range 92 West of the 5th P.M., Stark County, North Dakota, more particularly described as follows: All that portion of said SE1/4 lying south of the southerly 200 foot right-of-way line of the Burlington Northern/Santa Fe Railroad as surveyed and constructed across said SE 1/4 of Section 4. Said tract contains 25.06 acres.

     The legal description was prepared by Kadrmas, Lee & Jackson, Dickinson, North Dakota.

     And the said Grantors, for themselves, their heirs and assigns, do covenant with the Grantee that they are well seized in fee of the land and premises aforesaid and has good right to sell and convey the same in the manner and form aforesaid; that the same are free from all encumbrances, except installments of special assessments or assessments for special improvements which have not been certified to the County Auditor for collection, and the above granted lands and premises in the quiet and peaceable possession of the said Grantee against all persons lawfully claiming or to claim the whole or any part thereof, the said Grantors will warrant and defend.

     WITNESS, The hands of the Grantors:


                                        /s/ Victor Tormaschy
                                        ----------------------------------------
                                        Victor Tormaschy


                                        /s/ Lucille Tormaschy
                                        ----------------------------------------
                                        Lucille Tormaschy

STATE Of NORTH DAKOTA   )
                        ss
COUNTY OF STARK         )

     On this 13 day of January, 2005, before me personally appeared Victor Tormaschy and Lucille Tormaschy, husband and wife, known to me to be the same persons described in and who executed the within and foregoing instrument and acknowledged to me that they executed the same.


[ALBERT J. HARDY STAMP]                 /s/ Albert J. Hardy
                                        ----------------------------------------
                                        _________________________, NOTARY PUBLIC
                                        State of North Dakota
                                        My commission expires: _________________

                                                                       [BARCODE]


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     I certify that the full consideration paid for the property described in this deed is $75,180.


                                        /s/ Micheal J. Maus
                                        ----------------------------------------
                                        Micheal J. Maus, Agent
                                        Date: 1-13-05


                                                        [AUDITOR'S OFFICE STAMP]

[SEAL]                                  Return to:
                                        Hardy Law Firm
                                        Box 570
                                        Dickinson ND 58602

Carol Beckert, Recorder

[BARCODE]


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